                                                                     Exhibit (p)

                               POWER OF ATTORNEY

     Know All People by These presents, that the undersigned, acting on behalf of RREEF Securities Trust, a Delaware business trust (the "Company"), constitutes and appoints Kim G. Redding, Karen J. Knudson, Arthur Don and H. Bernt von Ohlen, jointly and severally, the Company's attorneys-in-fact, each with power of substitution, for it in any and all capacities, to sign any registration statement of the Company on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto (including pre and post-effective amendments), and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Dated this 5th day of November, 1999.



                                      RREEF SECURITIES TRUST





                                      By: /s/ Kim G. Redding
                                          -------------------------------
                                              Kim G. Redding, Trustee

                               POWER OF ATTORNEY

     Know All People by These presents, that the undersigned, acting on behalf of RREEF Securities Trust, a Delaware business trust (the "Company"), constitutes and appoints Kim G. Redding, Karen J. Knudson, Arthur Don and H. Bernt von Ohlen, jointly and severally, the Company's attorneys-in-fact, each with power of substitution, for it in any and all capacities, to sign any registration statement of the Company on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto (including pre and post-effective amendments), and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Dated this 9th day of November, 1999.


                                      RREEF SECURITIES TRUST





                                      By: /s/ Paula M. Ferkull
                                          -------------------------------
                                              Paula M. Ferkull